November 1, 1995



Securities & Exchange Commission
450 5th Street NW
Washington, DC  20549


RE:  Form 8-K
     Univar Corporation

Gentlemen:

Enclosed is the Form 8-K for Univar Corporation for the period ended October 31, 1995.

Sincerely,



/s/  William A. Butler
Corporate Secretary




                               SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT




       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
       1934



        Date of Report (Date of earliest event reported):  October 26,
        1995




                                   UNIVAR CORPORATION
                (Exact name of registrant as specified in its charter)




 DELAWARE                               1-5858             91-0816142
  (State or other jurisdiction       (Commission       (IRS Employer
   of incorporation)                  File Number)      Identification No.)





                             6100 Carillon Point
                             Kirkland, WA  98033
               (Address of principal executive offices)
                                 (Zip Code)


        Registrant's telephone number, including area code: (206) 889-3400



       (Former name or former address, if changed since last report.) N/A


Item 5.     Other Events


     Attached to this Form 8-K as Exhibit 1 is a copy of a press release that was issued on October 26, 1995 concerning changes of officers of the Registrant.

     Management has previously announced that its U.S. reengineering program was expected, absent unforeseen economic or other circumstances, to result in a pre-tax improvement in income from operations at an annual run rate of $30 million by the end of the Registrant's 1997 fiscal year. In light of the foregoing changes in officers of the Registrant, the timetable for realizing the benefits from the reengineering program is being re-evaluated.



Item 7.     Financial Statements and Exhibits.


(c) Exhibits.

     Exhibit 1.     Copy of October 26, 1995 Press Release of the
                    Registrant



SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



     UNIVAR CORPORATION
       (Registrant)



Date:  OCTOBER 31, 1995



(Signature)      /S/ GARY E. PRUITT
                     Vice President - Finance and Treasurer



Exhibit 1


Univar Corporation News Release

October 26, 1995

FOR IMMEDIATE RELEASE         FOR FURTHER INFORMATION
                              Gary Pruitt, Vice President
                              Finance and Treasurer
                              (206)889-3440

                              John P. Sammons, Vice President
                              Corporate Communications
                              (206)889-3694


         Univar Corporation names Paul Hough, President and CEO

(KIRKLAND, Wash., October 26, 1995)-- Univar Corporation (NYSE, PSE:
UVX), today announced that Paul H. Hough has been elected President and CEO, succeeding James W. Bernard, who after 35 years of service with the company has elected to retire. Hough also has been named President of Van Waters & Rogers Inc., Univar's U.S. operating subsidiary, succeeding James P. Alampi.
     Hough moves up from his post as President of Van Waters & Rogers Ltd., Univar's Canadian operating unit.
     According to James H. Wiborg, chairman of the board, "Hough has produced an outstanding record at our Canadian operations and we look forward to the entire company benefiting from his exceptional knowledge of the business and his leadership skills."
     Hough, a 35 year career veteran with Van Waters & Rogers Ltd, was named President of the Canadian subsidiary in 1991. He has broad experience in sales and sales management, serving as Executive Vice President and General Manager for Western Canadian operations from 1988 to 1991.
     Hough will assume his new responsibilities at Univar headquarters in Kirkland as soon as U.S. immigration approval is received, which is expected to occur within two weeks.
     Bernard, who has served as Univar's top officer since 1986, will continue as a Director of the Corporation.
     Univar Corporation, headquartered in Kirkland, Washington, is a multi-national distribution services company engaged in providing a broad range of chemicals and related services to industry through three subsidiaries, Van Waters & Rogers Inc. in the United States, Van Waters & Rogers Ltd. in Canada, and Univar Europe N.V. in Europe.